                                                                   Exhibit 13(d)

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, C. Christopher Sprague, Lynn K. Stone, and Thomas S. Clark, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Form N-4 and S-3 registration statements of Pruco Life Insurance Company of New Jersey, including but not limited to, Prudential Premier Retirement Variable Annuity (X, L, B, C Series and RIA Series) (file nos. 333-162678 and 333-162676), Prudential Premier (B, L, X Series and Bb Series) (file nos. 333-131035 and 333-144657), the PLNJ MVA option (file no. 333-100713) and any amendments thereto (including any private label version of that product).

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this __ day of _______ 20__.


/s/ Richard F. Vaccaro
-------------------------------------
Richard F. Vaccaro
Director
Pruco Life Insurance Company of New Jersey

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, C. Christopher Sprague, and Lynn K. Stone, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Form N-4 and S-3 registration statements of Pruco Life Insurance Company of New Jersey, including but not limited to, Prudential Premier Retirement Variable Annuity (X, L, B, C Series and RIA Series) (file nos. 333-162678 and 333-162676), Prudential Premier (B, L, X Series and Bb Series) (file nos. 333-131035 and 333-144657), the PLNJ MVA option (file no. 333-100713) and any amendments thereto (including any private label version of that product).

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 15h day of April 2010.


/s/ Robert M. Falzon
-------------------------------------
Robert M. Falzon
Director
Pruco Life Insurance Company of New Jersey

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, C. Christopher Sprague, and Lynn K. Stone, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Form N-4 and S-3 registration statements of Pruco Life Insurance Company of New Jersey, including but not limited to, Prudential Premier Retirement Variable Annuity (X, L, B, C Series and RIA Series) (file nos. 333-162678 and 333-162676), Prudential Premier (B, L, X Series and Bb Series) (file nos. 333-131035 and 333-144657), the PLNJ MVA option (file no. 333-100713) and any amendments thereto (including any private label version of that product).

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 16th day of April 2010.


/s/ Thomas J. Diemer
------------------------------------------
Thomas J. Diemer
Director
Pruco Life Insurance Company of New Jersey